Exhibit 99.1

For More Information:

www.bea.com/investors

BEA Reports Second Quarter Results;

Customer Adoption of Service-Oriented Architecture

and AquaLogic Drive 15% Year-over-Year License Revenue Growth

SAN JOSE, Calif.—Aug. 16, 2006—BEA Systems, Inc. (NASDAQ: BEAS), a world leader in enterprise infrastructure software, today announced financial results for the fiscal second quarter ended July 31, 2006. BEA reported second quarter total revenues of $339.6 million, up 19% from last year’s second quarter. BEA reported second quarter license fees of $136.0 million, up 15% from a year ago, and services revenue of $203.6 million, up 22% from a year ago. BEA reported second quarter operating cash flow of $49.9 million, up 22% from a year ago.

For the second quarter, on a generally accepted accounting principles (“GAAP”) basis, BEA reported operating profit of $40.8 million, compared to $49.9 million a year ago. BEA reported GAAP second quarter net income of $36.3 million, compared to $36.1 million a year ago, and GAAP diluted net income per share of $0.09 compared to $0.09 a year ago. BEA’s GAAP results for the second quarter of fiscal 2007 were affected by the adoption of FAS 123R regarding expensing of employee stock options.

BEA reported second quarter non-GAAP operating income of $68.2 million, up 31% from $52.1 million a year ago. BEA reported second quarter non-GAAP net income of $56.1 million, up 49% from $37.7 million a year ago, and non-GAAP diluted net income per share of $0.14, compared to $0.09 a year ago. Non-GAAP results exclude certain acquisition-related expenses, employee stock option expenses, net gains or losses on investments in equity securities, net gains on repurchases of debt, facilities consolidation charges, and other charges and credits that are expected to be non-recurring, and reflects a tax rate of 27%, which includes the impact of the excluded items. A reconciliation of non-GAAP adjustments to our GAAP financial measures is presented on page seven of this release. For full details on BEA’s reported results, see the financial tables accompanying this release.

“Service-Oriented Architecture is going to be the dominant architecture for the next generation of enterprise IT systems. BEA is ideally positioned to take advantage of the momentum behind SOA-led projects, with the industry’s leading SOA platform of products and services,” said Alfred Chuang, chairman and chief executive officer, BEA Systems, Inc. “AquaLogic and BEA’s SOA services continue to drive new customer opportunities.”

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BEA Systems Reports Second Quarter Results

August 16, 2006

“BEA performed well by several measures this quarter,” Chuang said. “We signed 17 $1 million and above license deals. AquaLogic exceeded 20% of our license revenue this quarter, with a good balance between organic growth and acquisitions. Our core WebLogic Server business remained solid, and WebLogic Server was acknowledged as the leader in software revenues in its market. Our rapid growth in China continued, and we remain excited about our prospects in that key region. In addition, we exceeded our operating margin goals, which is a key focus this year.”

BEA Delivers Business Results for Key Customers and Expands Partnerships

Key customer, partner and end-user agreements signed in the quarter included Abbey National, Babcock & Wilcox, Boehringer Ingelheim, Broadlane, Bureau of Alcohol Tobacco and Firearms, CARFAX, CGI Group, China Construction Bank, China Foreign Exchange Trade System, China Mobile, China Network Communications Group, China Post, China State Power, China Telecom, Chubb Insurance, Citibank, Consumer Source, Department of Homeland Security, Enterprise Rent a Car, Ericsson Australia, Fannie Mae, GE Healthcare, General Mills, HBO-Time Warner, Houghton Mifflin, Hyundai Motor, ICON Clinical Research, IHC Health Services, Land O’ Lakes, Land Rover, Medtronic, Mercy Health Services, Merrill Lynch, Mortgage Lenders Network, Mount Sinai School of Medicine, Network Appliance, O2 Germany, Oppenheimer Funds, Pacific Gas & Electric, Payless ShoeSource, Pfizer, Pratt & Whitney, Samsung, Seagate Technology, Singapore Polytechnic, Sirius Satellite Radio, State of Maine, Supreme Court of Louisiana, Tata Consultancy Services, Tufts Associated Health Plans, VISA Europe Services, and Wipro Limited.

New, renewed or expanded relationships were entered into with VARs, hardware OEMs, systems integrators, ASPs and ISVs, including 3t Systems, Alliance Technologies, Checkfree, CompuCom Systems, GroupIT, Groupware Technology, Integra5, Intuit, IPUnity, Leapstone, McElroy Technology Partners, Micro System Enterprises, ProKarma, Razorsight Corporation, Technology Group Solutions, and Telenity.

Internal Review of Stock Option Grants

BEA also announced today that the Audit Committee of its Board of Directors has commenced an internal review of BEA’s historical stock option grants. This internal review will be assisted by independent legal counsel. Facts may come to light once the

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BEA Systems Reports Second Quarter Results

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review is completed that may require us to change our accounting treatment of stock options granted in prior periods, which may or may not have a material adverse effect on our results of operations for those periods or other periods.

GAAP to Non-GAAP Reconciliation

This release includes non-GAAP operating income, non-GAAP net income and non-GAAP diluted net income per share data. These non-GAAP measures are not in accordance with, or an alternative to, generally accepted accounting principles (“GAAP”) and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the items associated with BEA’s results of operations as determined in accordance with GAAP and these measures should only be used to evaluate BEA’s results of operations in conjunction with the corresponding GAAP measures.

Non-GAAP operating income consists of GAAP operating income excluding, as applicable, acquisition-related intangible asset amortization, acquisition-related deferred compensation, acquisition-related in-process research and development, FAS123R expense and restructuring charges (including facilities consolidations). Non-GAAP net income consists of non-GAAP operating income and excludes, as applicable, net gains on minority interests in equity investments and net gains on retirement of convertible subordinated notes. Non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that BEA would accrue if it used non-GAAP results instead of GAAP results to calculate BEA’s tax liability. BEA may consider whether or not other items that arise in the future should also be adjusted from the non-GAAP financial measures reported.

Management believes it is useful in measuring BEA’s core continuing operations to exclude acquisition-related intangible asset amortization, acquisition-related deferred compensation expense and acquisition-related in-process research and development expense because these costs are primarily fixed at the time of an acquisition and generally cannot be changed by management. In addition, management believes it is useful to exclude FAS123R expense because it enhances investors’ ability to review BEA’s business from the same perspective as BEA management, who believes that FAS123R expense is not directly attributable to the underlying performance of BEA’s core continuing operations since it is a non-cash charge. Management also believes it is useful to exclude gains on minority interest in equity investments and gains on

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BEA Systems Reports Second Quarter Results

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retirement of convertible subordinated notes since these are not direct results from core continuing operations and, in the case of the minority interest in equity investments, are not under the control of BEA. The foregoing items excluded from BEA’s non-GAAP operations are consistently excluded by BEA’s management for internal planning and forecasting purposes as well as employee compensation decisions.

BEA believes that presenting its non-GAAP measures of operating income, net income and diluted net income per share provides investors with an additional tool for evaluating the performance of BEA’s business, which management uses in its own evaluation of performance, and an additional base line for assessing the future earnings potential of BEA. While GAAP results are more complete, BEA believes it is valuable to allow investors to have this supplemental measure, with reconciliation to GAAP, since it may provide additional insight into our financial results.

About BEA

BEA Systems, Inc. is a world leader in enterprise infrastructure software. BEA delivers the unified SOA platform for business transformation and optimization in order to improve cost structures and grow new revenue streams. Information about how BEA is enabling customers to achieve Business LiquidITy™ can be found at bea.com.

Investors will have the opportunity to listen to BEA’s earnings conference call over the Internet on the investor information page of the BEA Web site at http://www.bea.com/investors/. The Internet broadcast will be available live, and a replay will be available following completion of the live call for 365 days thereafter. In addition, investors will have the opportunity to access a telephone replay of the call through July 1, 2006, by dialing (706) 645-9291, access code 8476151.

# # #

BEA WebLogic Enterprise Platform, BEA WebLogic Integration, BEA WebLogic Portal, BEA WebLogic JRockit, BEA WebLogic Platform, BEA WebLogic Express, BEA WebLogic Workshop, BEA WebLogic Java Adapter for Mainframe, BEA Liquid Data for WebLogic, BEA eLink, Business LiquidITy and BEA WebLogic Enterprise Security are trademarks of BEA Systems, Inc. All other company and product names may be the subject of intellectual property rights reserved by third parties.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the statements regarding SOA as the dominant architecture for next generation IT systems, BEA’s positioning for the SOA market, AquaLogic and SOA services continuing to drive customer opportunities, the potential effect of the review of our historical stock option grants and the value of our presentation of non-GAAP financial measures to investors. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially

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BEA Systems Reports Second Quarter Results

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from those contemplated by the forward-looking statements. Such risks and uncertainties include, but are not limited to that the internal review of historical stock option grants would require us to change our accounting treatment of stock options granted in prior periods or prevent us from filing our quarterly report on Form 10-Q in a timely fashion; quarterly fluctuations in customer spending due to economic, geopolitical, competitive and other factors; dependence on the growth of the markets for BEA’s products, especially the markets for SOA, service infrastructure, VOIP, telecommunications and RFID software; changes in the standards or technologies used in the SOA, telecommunications and portal markets that could render our products less competitive; declines in spending by the telecommunications industry as a result of consolidation or adverse economic conditions; our dependence on large transactions, particularly those consummated at the end of our quarter; dependence on new product introductions and enhancements; the introduction by competitors of new products and pricing strategies; market acceptance of BEA’s enhanced product portfolio; BEA’s ability to integrate new technology and personnel as a result of acquisitions; the length of BEA’s sales cycle; the acceptance of BEA’s products by channel partners; the success of BEA’s channel partners; rapid technological change; potential software defects (particularly with regard to newly introduced and planned products, such as those related to BEA WebLogic Communications Platform); BEA’s ability to retain and hire key personnel; misinterpretations resulting from the provision of non-GAAP financial information; significant leverage and debt service requirements; and other risks indicated in our filings with the Securities and Exchange Commission (SEC). For more details, please refer to our SEC filings, including our Annual Report of Form 10-K for the fiscal year ended January 31, 2006, and our Current Reports on Form 8-K, as well as similar disclosures in subsequent SEC filings. The forward-looking statements and risks stated in this press release are based on information available to BEA today. BEA assumes no obligation to update them.

Contact Information:

Investor Contact:

Kevin Faulkner

Investor Relations

BEA Systems, Inc.

+1-408-570-8293

kevin.faulkner@bea.com

Media and Industry Analyst Contact:

May Petry

BEA Systems, Inc.

+1-408-570-8704

may.petry@bea.com

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BEA Systems, Inc.

August 16, 2006 / Page 6

BEA SYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except for per share data)

	Three Months Ended July 31,		Six Months Ended July 31,
	2006	2005	2006	2005
Revenues:
License fees	$135,966	$118,315	$268,370	$234,370
Services	203,649	166,840	394,481	332,508

Total revenues	339,615	285,155	662,851	566,878

Cost of revenues:
Cost of license fees	16,225	7,818	31,491	15,031
Cost of services	67,686	52,468	131,262	107,475

Total cost of revenues	83,911	60,286	162,753	122,506

Gross profit	255,704	224,869	500,098	444,372

Operating expenses:
Sales and marketing	126,795	107,262	249,012	211,323
Research and development	55,838	41,929	111,537	82,415
General and administrative	32,277	25,804	62,455	52,272
Acquisition-related in-process research and development	—	—	2,700	—
Total operating expenses	214,910	174,995	425,704	346,010

Income from operations	40,794	49,874	74,394	98,362
Interest and other, net	8,633	1,705	24,258	1,928

Income before provision for income taxes	49,427	51,579	98,652	100,290

Provision for income taxes	13,153	15,474	27,124	30,087

Net income	$36,274	$36,105	$71,528	$70,203

Net income per share:
Basic	$0.09	$0.09	$0.18	$0.18

Diluted	$0.09	$0.09	$0.18	$0.18

Shares used in computing net income per share:
Basic	393,420	390,750	390,830	392,965

Diluted	407,350	399,300	404,325	400,935

BEA Systems, Inc.

August 16, 2006 / Page 7

BEA SYSTEMS, INC.

RECONCILIATION OF GAAP TO NON-GAAP OPERATING MEASURES

INCOME FROM OPERATIONS, NET INCOME AND DILUTED NET INCOME PER SHARE

(In thousands, except for per share data)

(unaudited)

The following tables reconcile the Company’s income from operations, net income and diluted net income per share as presented in its unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with non-GAAP income from operations, non-GAAP net income and non-GAAP net income per share. The Company’s non-GAAP income from operations excludes acquisition-related intangible asset amortization, acquisition-related deferred compensation expense, acquisition-related in-process research and development expenses and FAS123R expense. The Company’s non-GAAP net income and non-GAAP diluted net income per share consists of non-GAAP income from operations and excludes net gains on minority interests in equity investments and net gains on retirement of convertible subordinated notes. In addition, the Company’s non-GAAP net income and non-GAAP diluted net income per share are adjusted for the tax effect related to those items that have been excluded from the non-GAAP results.

	For the Three Months Ended		For the Six Months Ended
	July 31, 2006	July 31, 2005	July 31, 2006	July 31, 2005
GAAP Income from operations	$40,794	$49,874	$74,394	$98,362
Adjustments:
Acquisition-related intangible asset amortization	9,905	1,904	18,602	4,111
Acquisition-related deferred compensation expense	2,503	339	4,909	624
Acquisition-related in-process research and development	—	—	2,700	—
FAS123R expense	14,999	—	27,704	—

Non-GAAP Income from operations	$68,201	$52,117	$128,309	$103,097

	For the Three Months Ended		For the Six Months Ended
	July 31, 2006	July 31, 2005	July 31, 2006	July 31, 2005
GAAP Net Income	$36,274	$36,105	$71,528	$70,203
Adjustments:
Acquisition-related intangible asset amortization	9,905	1,904	18,602	4,111
Acquisition- related deferred compensation expense	2,503	339	4,909	624
Acquisition-related in-process research and development	—	—	2,700	—
FAS123R stock compensation expense	14,999	—	27,704	—
Net gains on minority interest in equity investments	—	$—	(10,972)	—
Net gains on retirement of convertible subordinated notes	—	$—	(818)	—
Income tax adjustments	(7,592)	(672)	(10,886)	(1,420)

Non-GAAP Net Income	$56,089	$37,676	$102,767	$73,518

Non-GAAP diluted net income per share	$0.14	$0.09	$0.25	$0.18
Diluted shares outstanding	407,350	399,300	404,325	400,935

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BEA Systems, Inc.

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BEA SYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	July 31, 2006	January 31, 2006
	(unaudited)	(*)
ASSETS
Current assets:
Cash and cash equivalents	$1,041,891	$1,017,772
Restricted cash	1,813	2,373
Short-term investments	323,347	370,763
Accounts receivable, net	255,359	331,332
Other current assets	81,391	80,489

Total current assets	1,703,801	1,802,729

Property and equipment, net	341,111	343,389
Acquired intangible assets, net	289,162	224,025
Long-term investments	46,834	64,422
Long-term restricted cash	1,534	2,644
Other long-term assets	46,952	38,322

	$2,429,394	$2,475,531

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$272,771	$292,032
Deferred revenues	355,914	379,123
Current portion of convertible subordinated notes	255,250	465,250
Current portion of notes payable and other obligations	1,248	218

Total current liabilities	885,183	1,136,623

Notes payable and other long-term obligations	230,879	228,671

Stockholders’ equity:
Common stock	1,454,358	1,342,021
Retained earnings	326,326	254,798
Deferred compensation	—	(11,461)
Treasury stock	(478,249)	(478,249)
Accumulated other comprehensive income	10,897	3,128

Total stockholders’ equity	1,313,332	1,110,237

	$2,429,394	$2,475,531

(*)	Derived from audited consolidated financial statements.